UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 12, 2002

CIRCOR INTERNATIONAL, INC.
(Exact name of registrant as specified in charter)

DELAWARE	001-14962	001-14962
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

C/O CIRCOR, INC.
35 CORPORATE DRIVE, SUITE 290
BURLINGTON, MASSACHUSETTS 01803-4244

(Address of principal executive offices) (Zip Code)

(781) 270-1200

(Registrant’s telephone number, including area code)

ITEM 9.    Regulation FD Disclosure.

On November 12, 2002, CIRCOR International, Inc. (the “Company”), at the same time it filed with the Securities Exchange Commission (the “SEC”) the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2002, submitted to the SEC written statements by the our Chief Executive Officer and Chief Financial Officer as required by 18 U.S.C. §1350 as implemented by Section 906 of the Sarbanes-Oxley Act of 2002. Copies of these written statements are posted under the investor relations link of our website at www.circor.com.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CIRCOR INTERNATIONAL, INC.

Date: November 11, 2002	/s/ David A. Bloss, Sr. By: David A. Bloss, Sr. Chairman, President and Chief Executive Officer

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